SIXTH AMENDMENT TO
RESTATED LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT (“Sixth Amendment”) is entered into this 16th day of December, 2010, between Donald E. Anderson and Rebecca E. Anderson, Trustees of the Anderson Family Trust, UTA dated December 20, 1993 ("Lender") as secured party, and Alanco Technologies, Inc. ("ATI"), an Arizona corporation ("Borrower 1"); Excel/Meridian Data, Inc. ("EMD"), an Arizona corporation ("Borrower 2"); Alanco/TSI Prism, Inc. (“TSI”), an Arizona corporation (“Borrower 3"); and StarTrak Systems, LLC, a Delaware limited liability company (“Borrower 4").  Borrower 1,   Borrower 2,   Borrower 3, and Borrower 4, jointly and severally, individually and collectively, the "Borrower".

RECITALS:

The parties entered into that Amended and Restated Loan and Security Agreement, dated December 21, 2007, pursuant to which Lender agreed to provide certain funds to Borrower upon the terms and conditions set forth therein, and that First Amendment to Restated Loan and Security Agreement, dated February 26, 2008, that Second Amendment to Restated Loan and Security Agreement, dated August 22, 2008 amending the Amended and Restated Loan and Security Agreement, that Third Amendment to Restated Loan and Security Agreement, dated January 15, 2009, that Fourth Amendment to Restated Loan and Security Agreement, dated November 16, 2009, and that Fifth Amendment to Restated Loan and Security Agreement, dated November 20, 2009 amending the Amended and Restated Loan and Security Agreement. The Amended and Restated Loan and Security Agreement as previously amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment is herein referred to as the ”Agreement.” The parties wish to modify the Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.           Section 1.16 of the Agreement shall be amended to read as follows:

1.16           "Maturity Date" shall mean January 31, 2011, provided, however, in the event Borrower adopts a plan to recapitalize the Indebtedness, which plan is approved by Lender in writing, then the Maturity Date shall be extended to April 30, 2011 to accommodate consummation of said plan. In the event of said extension, Borrower shall pay Lender an extension fee equal to $30,000, which extension fee shall be added to the Indebtedness balance.

2.           Section 1.8 of the Agreement shall be amended to read as follows::

1.8           “Credit Limit” shall mean Four Million Two Hundred Thousand and 00/100ths Dollars ($4,200,000.00), provided, however, in the event any substantial part of Borrower’s assets are sold, assigned or otherwise conveyed in any manner not in the ordinary course of business of Borrower, then the Credit Limit shall be immediately reduced upon such sale, assignment or conveyance to Three Million Nine Hundred Thousand and 00/100ths Dollars ($3,900,000.00), and any amount in excess of said Credit Limit shall be immediately repaid. Provided further, in the event the Maturity Date is extended to April 30, 2011 as described in section 1.16 of this Agreement, then the Credit Limit shall be increased by $30,000.00 to accommodate inclusion of the extension fee.

3.           Section 2.1 of the Agreement shall be amended to read as follows:

2.1           Upon the request of Borrower, made at any time and from time to time during the term hereof, and so long as no Event of Default has occurred, Lender shall lend to Borrower at Borrower’s request an amount up to the Credit Limit. If at any time for any reason, the amount of Indebtedness owed by Borrower to Lender pursuant to this Section 2.1 of this Agreement is greater than the aggregate amount available to be drawn under this Section 2.1, Borrower shall immediately pay to Lender, in cash, the amount of such excess.

4.           The following paragraph shall be added at the end of section 2.2 of the Agreement:

If Borrower fails to pay when due and payable, all or any portion of Borrower's Indebtedness upon the Maturity Date, Borrower shall pay to Lender a late fee in the amount of $70,000, which fee shall be immediately added to the Indebtedness balance owed.

5.           The following section 6.21 shall be added to the Agreement:

6.21           Unless and until the Maturity Date is extended to April 30, 2011 in accordance with section 1.16 of this Agreement, ATI shall not issue any shares of its stock or other instrument convertible into equity of ATI as long as any part of the Indebtedness is outstanding, other than issuances in connection with (1) exercise of any warrants or options outstanding on the date of the Sixth Amendment to this Agreement, (2) exercise of existing conversion rights of preferred stock of the Company outstanding on the date of the Sixth Amendment to this Agreement or issued as in-kind dividends after the date of the Sixth Amendment to this Agreement, (3) issuance and/or exercise of additional employee stock options granted subsequent to the date of the Sixth Amendment to this Agreement, and (4) common stock of the Borrower issued subsequent to the date of the Sixth Amendment to this Agreement to pay obligations of the Borrower to creditors of Borrower.

6.           Section 6B.1 of the Agreement shall be amended to read as follows:

6B.1           In the event the Indebtedness is not paid when due, at the option of Lender, Lender shall have the right and option to convert up to $1,000,000 of the outstanding Credit into shares of Class A Common Stock of ATI at the conversion rate of $1.37 of the Credit to be converted for each share of Class A Common Stock, without the payment of any additional consideration, subject to readjustment as provided herein below.  All principal payments hereafter made with respect to the Loan shall be deemed to be applied in respect of the non-convertible portion of the Loan until the non-convertible portion has been paid in full, and then to the convertible portion.  Anything contained in this Agreement to the contrary notwithstanding, the Borrower shall be required to give the Lender the (3) days’ notice prior to any payment of any convertible portion of the Loan once any portion of the Loan is convertible as described above, and the Lender shall retain the right to elect to convert all or any portion of such convertible principal prior to the date fixed by the Borrower for payment.

7.           Borrower agrees that (a) except as expressly provided herein to the contrary, this Sixth Amendment shall not modify the Agreement as previously amended, (b) all of the collateral described in the Agreement shall remain in all respects subject to the lien or charge of the security interest set forth in the Agreement, and (c) nothing contained herein and nothing done pursuant hereto, shall effect or be construed as affecting the lien or charge of said security interest, or the priority thereof over other liens or charges, or as releasing or affecting the liability of any party or parties who may now or hereafter be liable under or on account of the Agreement.  The provisions of this Sixth Amendment are modifications only and except as provided herein all of the terms and conditions of the Agreement as previously amended remain in full force and effect and the parties hereto ratify and confirm the security, priority and enforceability of the Agreement, as expressly modified by this Sixth Amendment.

8.           This Sixth Amendment shall bind and inure to the benefit of the respective successors and assigns of each of the parties. This Sixth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed to be effective as of the date first above written.

BORROWERS:

“Borrower l”:
Alanco Technologies, Inc., an Arizona Corporation

“Borrower 2":
Excel/Meridian Data, an Arizona corporation

“Borrower 3":
Alanco/TSI Prism, Inc., an Arizona corporation

By: ____________________________________
Robert R. Kauffman, Chief Executive Officer

“Borrower 4":
StarTrak Systems, LLC
a Delaware limited liability company

By: ____________________________________
Robert R. Kauffman, Manager

LENDER:

_______________________________________
DONALD E. ANDERSON

_______________________________________
REBECCA E. ANDERSON

Trustees of the Anderson Family Trust, UTA
dated December 20, 1993